SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                          October 20, 1999 (October 15, 1999)

                             Mason Oil Company, Inc.

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               (Exact Name of Registrant as Specified in Charter)

           Utah                     800-28184                 37-0278175
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      (State or Other              (Commission               (IRS Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

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6637 Ravenwood Drive, Sarasota Florida                              34243
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (941) 351-3102
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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.
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On October 15, 1999, Mason Oil Company,  Inc. issued a press release (the "Press
Release") announcing that it has entered into an agreement, subject to the satisfaction of certain conditions, to acquire substantially all of the assets of BrandMakers, Inc., a closely-held Georgia corporation, in exchange for 89,000,000 shares of Mason Oil Company, Inc. common stock. The Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c) Exhibits:

          99.1 Press Release dated October 15, 1999.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MASON OIL COMPANY, INC.

DATED:  OCTOBER 20, 1999                  BY: :/S/ PAUL B. INGRAM
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                                               Paul B. Ingram
                                               President